UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported ):      April 25, 2001

AML COMMUNICATIONS, INC.
(Exact name of Registrant as specified in charter)
Commission File Number:           0-27250

Delaware	77-0130894
(State or Other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)
1000 Avenida Acaso
Camarillo, California	93012
(Address of principal executive offices)	(Zip Code)

(805) 388-1345

(Issuer’s telephone number including area code)

None

(Former Name or Former Address, if Changed Since Last Report)

Item 4.  Change in Registrant’s Certifying Accountant

1.          On April 25, 2001, the Registrant notified its current Certifying Accountant, Arthur Andersen LLP, that it wished to dismiss Arthur Andersen LLP in order to reduce costs. The decision to dismiss Arthur Andersen LLP was approved by the Registrant’s Board of Directors.

2.          The audit reports from Arthur Andersen LLP on the financial statements of the Registrant as of and for the years ended March 31, 2000 and 1999 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to the audit scope or accounting principles. During the Registrant’s quarter ended December 31, 2000, Arthur Andersen LLP advised the Registrant that, if prior to the completion of the March 31, 2001 audit, the Registrant was unable to demonstrate its ability to fund its operations for the following 12 months, their audit report on the financial statements as of March 31, 2001 would be modified to include a contingency relating to the Registrant’s ability to continue as a going concern.

3.          On April 25, 2001, the registrant engaged Singer, Lewak, Greenbaum & Goldstein, LLP to be the Registrant’s Certifying Accountant. The decision to engage Singer, Lewak, Greenbaum & Goldstein, LLP was approved by the Registrant’s Board of Directors.

4.          During the Registrant’s two most recent fiscal years and any subsequent interim period preceding the dismissal, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Arthur Andersen LLP, would have caused them to make reference to the subject matter of the disagreements in connection with their report.

5.          The Registrant has provided a copy of this disclosure to Arthur Andersen LLP, and the Registrant requested that Arthur Andersen LLP furnish the registrant with a letter addressed to the Securities and Exchange Commission stating whether or not Arthur Andersen LLP agrees with the statements made by the Registrant, and if not, stating the respects in which Arthur Andersen LLP did not agree. A copy of the response from Arthur Andersen LLP indicating their agreement with the statements is included as Exhibit 10.32 to this Current Report.

Item 7.  Financial Statements and Exhibits.

(c)         Exhibits

10.32                  Copy of letter from Arthur Andersen LLP to the Securities and Exchange Commission.

Signatures

Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AML Communications, Inc.

Date: May 1, 2001
By: /s/ Jacob Inbar
Jacob Inbar
President & CEO

Exhibit

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

April 30, 2001

Dear Sir/Madam:

We have read the first, second and fourth paragraphs of Item 4 included in the Form 8-K dated April 25, 2001 of AML Communications, Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

Arthur Andersen LLP

Copy to:       Jacob Inbar, CEO, AML Communications, Inc.

lpo/L AML SEC 04 30 01